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                                                                   EXHIBIT 10(A)

                      Sutherland, Asbill & Brennan, L.L.P.
                    ATLANTA - AUSTIN - NEW YORK - WASHINGTON

1275 PENNSYLVANIA AVENUE, N.W.                               TEL: (202) 383-0100
WASHINGTON, D.C. 20004-2404                                  FAX: (202) 637-3593

                                 April 21, 1997

Board of Directors
Protective Life Insurance Company
2801 Highway 201 South
Birmingham, Alabama 35223

Directors:

    We hereby consent to the reference to our name under the caption "Legal Matters" in the statement of additional information filed as part of post-effective amendment number 5 to the Registration Statement on Form N-4 filed by Protective Life Insurance Company and Protective Variable Annuity Account with the Securities and Exchange Commission. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                          Very truly yours,
                                          SUTHERLAND, ASBILL & BRENNAN, L.L.P.

                                          By:         /s/ STEPHEN E. ROTH

                                             -----------------------------------
                                                       Stephen E. Roth